                                                                    EXHIBIT 99.3

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma financial information of Anthony Crane Rental, L.P. (ACR) has been prepared to give effect to the acquisition of substantially all assets and assumption of substantially all liabilities and obligations relating to the operations of Carlisle Construction Co., Inc and its subsidiaries (Carlisle) as more fully discussed below.

     The Carlisle Acquisition was accounted for using the purchase method of accounting pursuant to which the purchase price at closing was allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair values. The purchase price allocations are preliminary. Final allocations will be made based upon valuations and other studies that have not been completed but are not expected to differ significantly from those presented herein. See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

     The pro forma adjustments presented are based upon available information and include certain assumptions and adjustments that ACR believes are reasonable under the circumstances. These adjustments are directly attributable to the transaction referenced above and are expected to have a continuing impact on ACR's business, results of operations and financial condition.

     The historical condensed consolidated balance sheet of ACR as of June 30, 1999 and the historical condensed consolidated statement of operations of ACR for the six months ended June 30, 1999 were derived from the unaudited interim condensed consolidated financial statements of ACR included in its Quarterly Report on Form-10-Q for the quarterly period ended June 30, 1999. The historical condensed consolidated statement of operations of ACR for the year ended December 31, 1998 was derived from the audited consolidated financial statements of ACR included in its Annual Report on Form 10-K.

     The unaudited pro forma condensed consolidated balance sheet of ACR as of June 30, 1999 gives effect to the Carlisle Acquisition as if it occurred on June 30, 1999. The unaudited pro forma condensed consolidated statements of operations of ACR for the six month period ended June 30, 1999 and the year ended December 31, 1998 gives effect to Carlisle Acquisition as if it occurred on January 1, 1998.

     The unaudited pro forma financial information and related notes are provided for informational purposes only and do not necessarily reflect (i) the results of operations or financial condition of ACR that would have actually resulted had the events referred to above or in the notes to the unaudited pro forma financial information been consummated as of the dates indicated and are not intended to project ACR's financial condition or results of operations for any future period.

     The unaudited pro forma financial information should be read in conjunction with ACR's Annual Report on Form 10-K for the year ended December 31, 1998 and with ACR's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999.

                          ANTHONY CRANE RENTAL, L.P.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1999
                            (dollars in thousands)


                                                                                           Carlisle Crane           Anthony Crane
                                                       Anthony Crane    Carlisle Crane      Pro Forma                Rental, L.P.
                                                        Rental, L.P.      Historical       Adjustments               Pro Forma
                                                       -------------    --------------     ------------            -------------
Assets:

Current assets:
    Cash and cash equivalents                          $       7,436    $          230     $          -            $       7,666
    Marketable securities                                          -             3,654           (3,654) (1)                   -
    Trade accounts receivable, net                            37,063            15,328                -                   52,391
    Costs and estimated earnings in excess
      of billings of uncompleted construction contracts            -               394                -                      394
    Equipment held for sale                                        -             4,511              280  (3)               4,791
    Parts and work-in-process inventory                            -             3,537              220  (3)               3,757
    Other receivables                                          3,561                 -                -                    3,561
    Prepaid expenses and deposits                              1,261               458              (41) (1)               1,678
                                                       -------------    --------------     ------------            -------------
      Total current assets                                    49,321            28,112           (3,195)                  74,238

    Property and rental equipment, net                       426,641            96,630          (10,553) (1) (4)         512,718
                                                                                                      -
    Intangible assets, net                                     5,213             1,995           (1,995) (1)              82,564
                                                                                                 77,351  (2)
    Debt issuance costs, net                                  16,075                 -           12,500  (5)              28,575
    Other assets                                                 640             9,008           (8,929) (1)                 719
                                                       -------------    --------------     ------------            -------------
                                                       $     497,890    $      135,745     $     65,179            $     698,814
                                                       =============    ==============     ============            =============
Liabilities and partners' capital:
Current liabilities:
    Cash overdraft                                     $       2,789    $            -     $          -                    2,789
    Accounts payable, trade                                   27,994             3,318                -                   31,312
    Billings in excess of costs and estimated
      earnings on uncompleted construction contracts               -             1,253                -                    1,253
    Accrued interest                                           9,497               541             (533) (1) (6)           9,505
    Accrued wages and employee benefits                        3,040             1,540                -                    4,580
    Accrued taxes, other than income taxes                     4,560             1,335                -                    5,895
    Other accrued liabilities                                  1,179               618             (351) (1)               1,446
    Current portion of long term debt                          4,858            10,339             (336) (1)               4,858
                                                                                                (10,003) (6)
                                                       -------------    --------------     ------------            -------------
      Total current liabilities                               53,917            18,944          (11,223)                  61,638

Long term debt, less current portion                         437,000            62,437           (6,185) (1)             609,845
                                                                                                (55,380) (6)
                                                                                                171,973  (6)
Long term obligation under capital lease                         750                 -                -                      750
Other non-current liabilities                                  2,285             4,504           (2,876) (1)               2,643
                                                                                                 (1,270) (1)
                                                       -------------    --------------     ------------            -------------
      Total liabilities                                      493,952            85,885           95,039                  674,876
                                                       -------------    --------------     ------------            -------------
Partners' capital
    Preferred stock                                                -                 -           20,000  (6)              20,000
    Capital                                                    3,938            49,860          (49,860) (7)               3,938
                                                       -------------    --------------     ------------            -------------
      Total partners' capital                                  3,938            49,860          (29,860)                  23,938
                                                       -------------    --------------     ------------            -------------
                                                       $     497,890    $      135,745     $     65,179            $     698,814
                                                       =============    ==============     ============            =============

                            See accompanying notes.

                          ANTHONY CRANE RENTAL, L.P.
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                            (dollars in thousands)


     The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the following unaudited pro forma adjustments:

(1) Adjustments have been made to omit excluded assets/liabilities as defined in the Carlisle purchase and sale agreement as follows:

     Marketable securities..........................................  $ (3,654)
     Receivables relating to Ft. Thomas Plaza ($4) and Other ($37)..       (41)
     Net book value of the airplane ($3,310), net book value of land, building and improvements ($7,224) and net book
          value of automobiles ($19)................................   (10,553)
     Goodwill, net..................................................    (1,995)
     CSV officers' life insurance ($2,708), development property
          ($5,648), property for sale ($549) and other ($24)........    (8,929)
     Current portion of debt........................................       336
     Accrued interest...............................................        11
     Other accrued liabilities......................................       351
     Reserve for aircraft repairs...................................       101
     Long term debt of Ft. Thomas Plaza ($3,271) and Airplane
          ($2,914)..................................................     6,185
     Deferred income taxes..........................................     2,775
     Phantom stock..................................................     1,270
                                                                      --------
                                                                      $(14,143)
                                                                      ========

(2) Reflects management's preliminary allocation of purchase price for Carlisle in accordance with the purchase method of accounting as follows:

     Purchase Price:
          Purchase price consideration - cash.......................  $165,000
          Plus: cash at December 31, 1998...........................     1,308
          Plus: marketable securities at December 31, 1998..........     3,015
          Less: estimated net asset value and other purchase price
               adjustments, net.....................................      (150)
          Less: real estate value as agreed to by parties...........    (8,000)
          Less: marketable securities at June 30, 1999..............    (3,654)
                                                                      --------
          Purchase price - cash.....................................   157,519
          Purchase price consideration - preferred stock............    20,000
          Estimated fees and expenses...............................     3,000
                                                                      --------
               Total                                                  $180,519
                                                                      ========
     Allocated as follows:
          Existing book value of Carlisle (See Note 7)..............  $ 49,860
          Less: excluded assets, net of excluded liabilities (See
               Note 1)..............................................   (14,143)
          Plus: long term debt, including current portion to be
               paid off by seller (See Note 6)......................    66,951
                                                                      --------
          Adjusted book value of Carlisle...........................   102,668


          Estimated increase in parts and work-in-process inventory
               to fair market value (See Note 3)....................       500


          Increase in goodwill......................................    77,351
                                                                      --------
               Total                                                  $180,519
                                                                      ========

                          ANTHONY CRANE RENTAL, L.P.
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                            (dollars in thousands)

(3) Represents the estimated write-up in fair market value of parts and work-in-process inventory and equipment held for sale in connection with the purchase price allocation. The fair market value was estimated by management by applying an 11% gross margin to the book value ($8,048) and using 5% for selling costs.

(4) The purchaser and seller estimated fair market value of property and equipment in connection with the purchase price allocation to approximate book value in light of significant recent purchases thereby resulting in no write-up to book value.

(5) Represents debt issuance costs incurred ($12,500) in connection with the new financing obtained for the acquisitions.

(6) Represents the repayment of Carlisle's indebtedness under the existing credit agreement ($66,079), the assumption of capital leases ($872), the inccurance of new debt in the amount of $171,973 ($156,473 for purchase consideration and $15,500 for debt issuance costs ($12,500) and acquisition related fees ($3,000)), and preferred stock issued in the amount of $20,000, which together were used to finance the transaction.

(7) Represents the elimination of Carlisle's historical net assets in connection with purchase accounting.

                          ANTHONY CRANE RENTAL, L.P.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX-MONTHS ENDED JUNE 30, 1999

                            (dollars in thousands)

                                                                                               Carlisle Crane       Anthony Crane
                                                   Anthony Crane       Carlisle Crane            Pro Forma           Rental, L.P.
                                                    Rental, L.P.         Historical             Adjustments             Pro Forma
                                                   -------------       --------------          ------------         -------------
Revenues:
      Equipment rentals                             $     99,761        $      29,674           $        -           $    129,435
      Equipment sales                                     10,513                6,499                    -                 17,012
      Construction contracts                                 -                  8,971                    -                  8,971
      Parts and service                                      -                  4,437                    -                  4,437
                                                  --------------       --------------          ------------         -------------
        Total revenues                                   110,274               49,581                    -                159,855
                                                  --------------       --------------          ------------         -------------
Cost of revenues:
      Direct operating expenses                           50,779               12,039                    -                 62,818

      Cost of equipment sales                              8,915                4,571                    -                 13,486
      Construction contracts                                 -                  6,240                    -                  6,240
      Costs of part sold and services                        -                  3,776                    -                  3,776
      Depreciation                                        12,647                7,140                (2,836) (1)           16,951
                                                  --------------       --------------          ------------         -------------
        Total cost of revenues                            72,341               33,766                (2,836)              103,271
                                                  --------------       --------------          ------------         -------------
Gross profit                                              37,933               15,815                 2,836                56,584
Selling, general and administrative expenses              17,874                5,778                   (50) (2)           23,602
Depreciation and amortization                              3,395                  -                   1,933  (3)            5,328
                                                  --------------       --------------          ------------         -------------
Income from operations                                    16,664               10,037                   953                27,654
Interest expense                                          18,475                2,533                 9,029  (4)           30,037
Other (income) expense                                      (189)                 (20)                   -                   (209)
                                                  --------------       --------------          ------------         -------------
Income before taxes and extraordinary item                (1,622)               7,524                (8,076)               (2,174)
Provision (benefit) for taxes                                101                  -                      -                    101
                                                  --------------       --------------          ------------         -------------
Income before extraordinary item                          (1,723)               7,524                (8,076)               (2,275)
                                                  --------------       --------------          ------------         -------------
Extraordinary item                                           -                    -                      -                    -
                                                  --------------       --------------          ------------         -------------
Net income (loss)                                   $     (1,723)       $       7,524           $    (8,076)         $     (2,275)
                                                  --------------       --------------          ------------         -------------

                            See accompanying notes.

                          ANTHONY CRANE RENTAL, L.P.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1999
                            (dollars in thousands)

     The Unaudited Pro Forma Condensed Consolidated Statement of Income gives effect to the following unaudited pro forma adjustments:

(1) Represents a depreciation adjustment resulting from conforming Carlisle's depreciation policy with ACR'S, utilizing an assumed weighted average life of 10 years. The pro forma adjustment is calculated as follows:

               Historical property and equipment, net......................         $ 96,630
               Less excluded assets........................................          (10,553)
                                                                                    --------
                 Depreciable asset base....................................           86,077
                                                                                    --------
               Six months depreciation (weighted average life of 10 years).            4,304
               Less historical depreciation and amortization...............           (7,140)
                                                                                    --------
               Pro forma depreciation adjustment...........................         $ (2,836)
                                                                                    ========

(2) Reflects the estimated cost savings related to selling, general and administrative activities from either removal of private company expenses or management's post-acquisition plans as they relate to Carlisle as described below:

          Legal and accounting expense directly allocable to shareholder and other non-
            recurring, non-rental business projects......................................     $  248
          Expenses relating to officers' life insurance.  The insurance policies will
            not be acquired as part of the deal..........................................         46
          Cost reductions arising from the elimination of the corporate aircraft ($126)
            that will not be acquired, and will be substituted with commercial airline
            travel (estimated $50).......................................................         76
          As part of the transaction, certain real estate was retained by the seller.
            Annual rent with respect to this property which will be incurred amounts to
            $640 annually................................................................       (320)
                                                                                              ------
                                                                                              $   50
                                                                                              ======

(3) Represents the amortization of goodwill of $77,351 for Carlisle using an estimated twenty year amortization period ($3,867/year).

(4)  Addition to aggregate pro forma interest expense is summarized as follows:

          Elimination of the combined historical interest expense...............         $(21,008)
                                                                                         --------

          Interest on borrowings under the credit agreement (annual amount multiplied by 50%):
             Revolver (8.24% on $161,000).......................................            6,633
             First priority term loan (8.9% on $250,000)........................           11,125
             Second priority term loan (7.72% on $50,000).......................            1,930
          Senior Subordinated Notes (10.375% on $155,000) (5 months) (a)........            8,041
                                                                                         --------

          Gross cash interest expense...........................................           27,729
          Amortization of debt issuance costs - ACR historical..................            1,266
          Incremental amortization of debt issuance costs ($12,500/average 6
             year life).........................................................            1,042
                                                                                         --------
          Aggregate interest on acquisition debt requirements...................           30,037
                                                                                         --------
          Net increase..........................................................         $  9,029
                                                                                         ========

                          ANTHONY CRANE RENTAL, L.P.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998

                            (dollars in thousands)

                                                                                                Carlisle Crane      Anthony Crane
                                                  Anthony Crane          Carlisle Crane           Pro Forma          Rental, L.P.
                                                   Rental, L.P.            Historical            Adjustments        Pro Forma
                                                  -------------          -------------          ------------      -------------
Revenues:
      Equipment rentals                           $     183,684          $      47,341          $          -      $     231,025
      Equipment sales                                    22,975                 19,862                     -             42,837
      Construction contracts                                  -                 17,058                     -             17,058
      Parts and service                                       -                  8,979                     -              8,979
                                                  -------------          -------------          ------------      -------------

        Total revenues                                  206,659                 93,240                     -            299,899
                                                  -------------          -------------          ------------      -------------
Cost of revenues:
      Direct operating expenses                          90,203                 17,554                     -            107,757
      Cost of equipment sales                            18,920                 14,568                     -             33,488
      Construction contracts                                  -                 11,083                     -             11,083
      Costs of part sold and services                         -                  7,983                     -              7,983
      Depreciation                                       20,426                 12,687                (4,102)(1)         29,011
                                                  -------------          -------------          ------------      -------------
        Total cost of revenues                          129,549                 63,875                (4,102)           189,322
                                                  -------------          -------------          ------------      -------------
Gross profit                                             77,110                 29,365                 4,102            110,577
Selling, general and administrative expenses             34,176                 14,897                   229 (2)         45,229
                                                                                                      (4,073)(5)
Depreciation and amortization                             6,358                      -                 3,867 (3)         10,225
                                                  -------------          -------------          ------------      -------------
Income from operations                                   36,576                 14,468                 4,079             55,123
Interest expense                                         26,161                  5,040                17,176 (4)         48,377
Other (income) expense                                     (104)                  (158)                    -               (262)
                                                  -------------          -------------          ------------      -------------
Income before taxes and extraordinary item               10,519                  9,586               (13,097)             7,008
Provision (benefit) for taxes                               220                      -                     -                220
                                                  -------------          -------------          ------------      -------------
Income before extraordinary item                         10,299                  9,586               (13,097)             6,788
                                                  -------------          -------------          ------------      -------------
Extraordinary item                                       15,811                      -                     -             15,811
                                                  -------------          -------------          ------------      -------------
Net income (loss)                                 $      (5,512)         $       9,586          $    (13,097)     $      (9,023)
                                                  =============          =============          ============      =============

                            See accompanying notes.

                           ANTHONY CRANE RENTAL, L.P.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                            (dollars in thousands)


     The Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the following unaudited pro forma adjustments:

(1) Represents a depreciation adjustment resulting from conforming Carlisle's depreciation policy with ACR's, utilizing an assumed weighted average life of 10 years. The pro forma adjustment is calculated as follows:

               Historical property and equipment, net...................        $  96,717
               Less excluded assets.....................................          (10,863)
                                                                                ---------
                 Depreciable asset base.................................           85,854
                                                                                ---------
               Annual depreciation (weighted average life of 10 years)..            8,585
               Less historical depreciation and amortization............          (12,687)
                                                                                ---------
               Pro forma depreciation adjustment........................        $  (4,102)
                                                                                =========

(2) Reflects the estimated cost savings related to selling, general and administrative activities from either removal of private company expenses or management's post-acquisition plans as they relate to Carlisle as described below:

          Legal and accounting expense directly allocable to shareholder and other non-
            recurring, non-rental business projects....................................        $   115
          Expenses relating to officers' life insurance.  The insurance polices will
            not be acquired as part of the deal........................................             93
          Cost reductions arising from the elimination of the corporate aircraft ($303)
            that will not be acquired, and will be substituted with commercial airline
            travel (estimated $ 100)...................................................            203
          As part to the transaction, certain real estate was retained by the seller.
            Annual rent with respect to this property which will be incurred amounts to
            $ 640 annually.............................................................           (640)
                                                                                               -------
                                                                                               $   229
                                                                                               =======

(3) Represents the amortization of goodwill of $77,351 for Carlisle using an estimated twenty year amortization period ($3,867/year).

(4)  Addition to aggregate pro forma interest expense is summarized as follows:

          Elimination of the combined historical interest expense.................     $ (31,201)
                                                                                       ---------
          Interest on borrowing under the credit agreement:
            Revolver (8.24% on $161,000)..........................................        13,266
            First priority term loan (8.9% on $250,000)...........................        22,250
            Second priority term loan (7.72% on $50,000)..........................         3,860
          Senior Subordinated Notes (10.375% on $155,000)(5 months) (a)...........         6,700
                                                                                       ---------
          Gross cash interest expense.............................................        46,076
          Amortization of debt issuance costs - ACR historical....................         1,259
          Incremental amortization of debt issuance costs ($12,500/average 6 year
            life).................................................................         1,042
                                                                                       ---------
          Aggregate interest on acquisition debt requirements.....................        48,377
                                                                                       ---------
          Net increase............................................................     $  17,176
                                                                                       =========

          (a) Represents interest for the five months ended December 31, 1998 because the Notes were incurred on July 31, 1998 in connection with the Recapitalization.

                           ANTHONY CRANE RENTAL, L.P.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                            (dollars in thousands)

(5) Elimination of expenses related to Carlisle properties held for development but not acquired as part of the transaction.